

Confidential

December 2016

PTX Discussion Materials

PERNIX THERAPEUTICS

Table of Contents

PERNIX THERAPEUTICS



Company Overview

Management Team



John Sedor
Chairman & CEO
Sandoz, Cangene, Bentley Pharmaceuticals, Centeon (a JV between Rhone-Poulenc and Hoechst), Armour Pharmaceutical



Graham Miao, Ph.D.
President & CFO
PDI, Delcath, Pharmacia, Schering-Plough, J.P. Morgan



Angus Smith
Vice President, Business Development and Strategic Planning
Cantor Fitzgerald, Gleacher & Co.

George Jones
Vice President, Sales and Marketing
Depomed, Everett Laboratories, Noven Pharmaceuticals, DuraMed

Experienced management team with significant specialty pharma and turnaround track record

PERNIX THERAPEUTICS

Pernix Highlights

- Fully integrated specialty pharmaceutical commercial platform
- Focused on CNS & pain markets
- Dedicated specialty sales force promoting 3 growing brands
- Re-focused, efficient business model
- Significant revenue and Adj. EBITDA scale
- Experienced, re-organized senior management team

Treximet® sumatriptan/naproxen sodium

silenor® doxepin tablets

Zohydro® ER (hydrocodone bitartrate) CII EXTENDED-RELEASE CAPSULES

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Pernix Today

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Core Branded Pharmaceuticals

- **Core branded products include:**
  - Treximet e acute treatment of migraine attacks in adults
  - Silenor for the treatment of insomnia characterized by difficulty with sl tenance
  - Zohydro ER with BeadTek, an extended-release opioid agonist for the m t of chronic pain
- 2016E combined net sales: $124.7 million

Other Branded / Generic Pharmaceuticals

- **Other branded products (with authorized generics) include:**
  - Khedezla ajor depressive disorder; promoted through an exclusive license agreement with Osmotica
  - 6 other branded products
- Markets **generic products** through two wholly-owned subsidiaries: Macoven Pharmaceuticals, Cypress Pharmaceutical, Inc.
- 30 products sold to major wholesalers and retail pharmacies in the U.S.
- Supply chain managed through 3rd party CMOs and 3PLs
- 2016E combined net sales: $29.4 million

CONFIDENTIAL

PERNIX THERAPEUTICS



Treximet

Treximet Overview

Treximet®
sumatriptan / naproxen sodium

Product Summary

- Approved and launched by GSK in 2008
- Acquired by Pernix in August 2014; re-launched in September 2014
- Acute treatment of migraine attacks with or without aura
  - Adults
  - Pediatric patients aged ≥12 years
- Clinically differentiated combination therapy
  - RT Technology (rapid release tablets) formulation
  - Fixed dose combination of sumatriptan / naproxen
- Bi-layer tablet with dual mechanism of action

Large Market Opportunity

2014



- 14.8 million triptan Rx dispensed
  - Sumatriptan represents 61% of the market
- Treximet market share: 2% (by volume)
- 1% market share gain = $125 million gross sales

Growth Strategy / Tactics

- Focus on call frequency to high decile targets
- Pernix Prescriptions Direct fulfillment program
- Direct to patient marketing
- KOL support

PERNIX THERAPEUTICS

Treximet Positioning

Treximet
sumatriptan/naproxen sodium

Positioning / Messaging

- More complete migraine relief
- 77% of patients require only 1 dose of Treximet
- Superior pain relief at 2 hours vs. sumatriptan alone[(1)(2)]
- Superior sustained pain-free results at 24 hours vs. sumatriptan alone[(1)(2)]

Triptans alone may not be enough



51%

Over 51% of patients like you are unhappy with their current migraine medicine



99%

Meanwhile, about **99%** of the medicines prescribed are triptans

Notes: (1) Brandes JL, Kudrow D, Stark SR, et al. Sumatriptan-naproxen for acute treatment of migraine: a randomized trial. JAMA2007; 297(13): 1443–1454.
(2) Smith TR, Sunshine A, Stark SR, et al. Sumatriptan and naproxen sodium for the acute treatment of migraine. Headache2005; 45:983-991.

Patients Are Dissatisfied With Other Medications

In a two-nation survey of migraine patients

79%

of patients said they were willing to try a different acute migraine medication[1*]

In a US telephone survey of migraine patients[2]

Major reasons for patient dissatisfaction


Pain relief takes too long
87
Doesn't relieve all pain
84
Doesn't always work
84
Headache comes back
71
Too many side effects
35
0
25
50
75
100
% patient dissatisfaction (N=688)

Notes: Based on a questionnaire administered to patients (N=183) at 1 Swedish and 2 US headache centers.
(1) Bigal M, et al. *Headache.* 2007;47(4):475-479.
(2) Lipton RB, et al. *Headache.* 1999;39(suppl2):S20-S26.

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Treximet Attributes vs. Competitors: Physician Poll

Most Important Attributes By Treatment	Treximet	Relpax	Cambia	Imitrex	Total Average [Rating 1-7]
Sustained pain relief	1.06	1.03	0.94	1.03	4.8
Favorable safety and side effect profile	1.01	1.01	0.98	1.01	4.9
Sustained migraine prevention over time (24 hours or more)	1.06	1.01	0.95	1.02	4.6
Rapid pain relief (30 mins or less)	1.26	1.02	0.99	1.05	4.7
Proven efficacy in adult population	1.03	1.03	0.94	1.03	5.2
Maintains ability to function	1.06	1.00	0.98	1.02	4.9
Low migraine recurrence rate	1.10	1.02	0.93	1.01	4.6
Headache free at 2 hours	1.09	1.03	0.94	1.05	4.9
Easy access to medication/broad insurance coverage	0.95	1.00	0.92	1.24	4.3
Low out of pocket cost to patient	0.94	0.97	0.90	1.25	4.0
Reduces photophobia, phonophobia and nausea	0.99	1.03	0.91	1.04	4.8
Proven efficacy in pediatric population	1.00	0.97	1.01	1.12	3.6
Does not require second dose/rescue	1.06	1.03	0.95	1.00	4.5
Route of administration	1.24	1.01	0.96	1.05	5.1
Lower number of required doses	1.25	1.00	0.94	1.02	4.7
Novel mechanism of action	0.94	0.98	1.04	1.00	4.0
Unique formulation (rapid release technology)	0.99	0.98	1.11	1.01	4.2

Index ≥105   Index≤95

Sourced from October 2015 online survey of 272 HCPs

Question: How do you rate each of the following treatments on the following attributes?

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Monthly TRx Y-o-Y Growth

Treximet®
sumatriptan/naproxen sodium


Year-over-Year Growth in Monthly TRx
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
Pernix Therapeutics closes acquisition of Treximet and begins promotion
GSK pulls promotion entirely
Samples become available to sales force
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16

Source: Symphony Health Integrated DataVerse (IDV).

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Post-LOE Competitive Landscape

Visibility Into Competitive Landscape Beyond 2018

2014 (Sep.) – Re-launch

2015 (Mar.) – Product sampling begins

2015 (Apr.) – Pediatric exclusivity granted

2018 (Q1) – Generic competitors may enter the market:

- SUN PHARMA *(per 2013 Settlement; enters Jan. 3rd)*
- Mylan *(tentative approval; enters Feb. 14th)*

…Pernix authorized generic launches simultaneously

Additional ANDA filed(1) in Dec. 2014 with approval pending

2026 (Apr.) – Additional generic competitors may enter the market:

- TEVA *(per 2010 Settlement)*
- Dr. Reddy's *(tentative approval)*
- PAR Pharmaceutical *(tentative approval)*

…following bilayer patent expiration

Notes: (1) ANDA sponsor has not been publicly disclosed.

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Zohydro ER with BeadTek

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Zohydro ER with BeadTek™ Overview

Zohydro ER with BeadTek™

- Acquired from Zogenix in April 2015
- Extended Release (ER) oral formulation of hydrocodone bitartrate designed with abuse-deterrent technology
- Launched May 4, 2015
- True 12-hour dosing allows more consistent pain relief
- Peak plasma levels in 5 hours
- Inactive ingredient immediately forms a viscous gel when crushed and dissolved in liquids or solvents
- TRx up 17% y-o-y in September 2016 and 13% YTD

Large Market Opportunity

- 100 million adults affected by chronic pain (U.S.)[1]
- 90+ million hydrocodone/APAP Rx written in 2015 in U.S.[2]
  - ~30% for chronic pain
  - Zohydro ER market share: 0.02%
  - 1% of hydrocodone/APAP TRx = $430m of sales

Growth Strategy / Tactics

- Focus on call frequency to high decile targets
- Expanding managed care coverage
  - Removed from ESI exclusion list as of January 1, 2016
  - 15+ positive coverage decisions since acquisition
- Enhancing IP protection
  - Recently issued patents with expiry in 2033 and 2034

Notes: (1) Institute of Medicine 2011. Relieving Pain in America: A blueprint for Transforming Prevention, Care, Education and Research.
(2) Symphony Health Source Integrated DataVerse (IDV).

Zohydro ER Positioning

Zohydro ER (hydrocodone bitartrate) CII EXTENDED-RELEASE CAPSULES

Positioning / Messaging

- Trusted hydrocodone, in a unique ER formulation, for a simple 1:1 conversion from IR hydrocodone
- True 12-hour dosing allows more consistent pain relief
- Demonstrated pain control and tolerability with no pattern of end-of-dose failure
- Proven to significantly reduce disability scores
- No acetaminophen
- Contains an indistinguishable mix of IR and ER hydrocodone beads, plus inert beads designed to provide abuse-deterrent properties
- Measurable drug levels within 30 minutes of first dose
- Minimal peaks and troughs compared to IR hydrocodone
- Zohydro ER dosing fits guidelines suggesting use of lower MMEs


Morning dose to evening dose[1]
11.6
Hours
± 0.95 hours ranging from 8.4 to 14.6
(n=151)
Evening dose to morning dose[1]
12.3
Hours
± 0.93 hours ranging from 9.5 to 15.4
(n=151)

Start fast, finish strong

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Enhanced IP Portfolio for Zohydro ER

Zohydro ER Patent Issuance

- On February 23, 2016, Pernix announced issuance of a patent that covers Zohydro® ER
- Patent Number: 9,265,760
- Expiry: July 25, 2033
- Claim Scope: broadly directed to a method of dosing patients with hepatic impairment without adjustment in start dose
  - Information claimed by the patent can be found in the Zohydro® ER label
- Expected to present significant barrier for generic entry
- Second patent issued covering Zohydro ER in last six months
- 5 additional OB patents in this family issued in May and September 2016, bringing total number of OB patents to 9

Zohydro ER Issued Patents

U.S. Patent Appl. No.	General Claim Scope	Expiration Date	Ownership
6,228,398	Multiparticulate modified release compositions	11/01/2019	In-Licensed from Recro
6,902,742	Multiparticulate modified release compositions	11/01/2019	In-Licensed from Recro
9,132,096	Abuse deterrent compositions	9/12/2034	In-Licensed from Recro
9,265,760	Critical safety information relating to dosing patients with hepatic impairment	7/25/2033	Solely owned by Pernix
9,339,499	Method of treating patients with hepatic impairment	7/25/2033	Solely owned by Pernix
9,326,982	Method of treating patients with hepatic impairment	7/25/2033	Solely owned by Pernix
9,333,201	Method of treating patients with hepatic impairment	7/25/2033	Solely owned by Pernix
9,421,200	Method of treating patients with hepatic impairment	7/25/2033	Solely owned by Pernix
9,433,619	Method of treating patients with hepatic impairment	7/25/2033	Solely owned by Pernix

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Silenor

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Silenor Overview

silenor® doxepin tablets

Product Summary

- Treats insomnia characterized by difficulties with sleep maintenance
- Only non-controlled prescription sleep medication for people with trouble staying asleep
- Re-launched mid-2014
- TRx reached all-time monthly high in June 2016, with 18% year-over-year growth
- Potential for Rx-to-OTC switch

Large Market Opportunity

- As many as 70 – 80 million people (23.6% of U.S. population) have chronic insomnia[(1)]


24%

- 1% market share gain = $160 million of sales

Growth Strategy / Tactics

- Pernix Prescriptions Direct fulfillment program
- Consumer awareness / DTC programs
- Favorable clinical data vs. zolpidem recently announced

Notes: (1) Roth T, et al. Prevalence and perceived health associated with insomnia based on DSM-IV-TR; International Statistical Classification of Diseases and Related Health Problems, Tenth Revision; and Research Diagnostic Criteria/International Classification of Sleep Disorders, Second Edition criteria: results from the America Insomnia Survey. Biol.Psychiatry. 2011;69:592–600.

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Silenor Positioning

silenor doxepin tablets

Positioning / Messaging

- Helps patients stay asleep without the trade-offs of other Rx or OTC medications
- Helps you stay asleep for up to 7 - 8 hours
- Non-narcotic and non-addictive
- Has no evidence of physical dependence or withdrawal symptoms (based on studies)
- Has morning-after side effects that are minimal and comparable to placebo – even if you are age 65 or older


2/3

- Two-thirds of people surveyed said the “risk of dependence or addiction” was a top concern about taking a sleep medication

CONFIDENTIAL

PERNIX THERAPEUTICS

Arousability Study: Positive Phase IV Results

- Phase IV study assessing the effects of a nighttime administration of Silenor 6 mg, zolpidem 10 mg, and placebo on arousability, gait/balance, and cognitive performance
- Assessed the effects of Silenor 6 mg, zolpidem 10 mg and matching placebos in 52 normal healthy adult male volunteers
- The results, released on June 16, 2016, demonstrate:
  - Silenor 6 mg is statistically significantly superior to zolpidem 10 mg on all measures analyzed (arousability, gait, balance, memory)
  - Subjects taking Silenor 6 mg did not have impairment on any of these measures and were comparable to placebo
  - Silenor 6 mg and both placebo groups were superior to zolpidem on all measures
  - Zolpidem subjects experienced significant impairments, including difficulty waking up and in their ability to walk

Measure	Silenor 6 mg	Zolpidem 10 mg	Placebo (two groups)	p-value (Silenor vs. Zolpidem)
Auditory Awakening Threshold (avg)	85 dB; 17% didn't wake up prior to maximum tone	103 dB; 64% didn't wake up prior to maximum tone	85 dB and 78 dB (21% and 6%)	$p<0.0001$
Tandem Walk (avg # steps off beam)	1.3	8.1	1.1 and 1.0	$p<0.0001$
Tandem Walk (avg time to walk across beam)	5.0 seconds	6.7 seconds	4.8 and 4.8 seconds	$p<0.0001$
Berg Balance Scale (avg score)	54.5	51.4	55.0 and 55.2	$p<0.0001$
Free Recall Memory Test (avg words recalled at Tmax and next morning)	7.9 and 6.8	4.8 and 2.2	7.7 and 6.5/ 8.1 and 7.0	$p<0.0001$

Silenor® Intellectual Property


2016
2017
2018
2019
2020
2026
2030
2033
2034
silenor
doxepin tablets
Litigation resulted in 4 generics to launch in 2020
Patents to cover OTC to 2030

- Due to settlement agreements dated between 2012-2013, 4 generics can enter in 2020
  - Two entrants: January 1, 2020
  - Two entrants: 180 days after first commercial launch by a third party

Silenor Rx to OTC

silenor doxepin tablets

Product Opportunity

- Potential to switch Rx Silenor to OTC for the treatment of occasional sleeplessness in people who have trouble staying asleep
- Occasional sleeplessness is a large unmet consumer need (80% of current sleep aid users are unsatisfied and 50% claim grogginess as the reason why)
- Strong benefit potential for consumers (no drowsiness, proven to provide 7-8 hours of uninterrupted sleep, wake up refreshed)
- Great profile to support switch program:
  - Highly favorable safety profile
  - Addressed unmet need in OTC market for sleep maintenance with minimal next day effects
  - Non-scheduled / Non-addictive
  - No association with complex sleep behaviors
- Potential for global expansion opportunities

Large Market Opportunity

- Occasional sleeplessness is an underserved OTC market in the U.S.; limited options that mostly focus on sleep onset (diphenhydramine) and carry undesirable side effects (morning drowsiness)
- Worldwide OTC Sleep and Calming Category (OTC/ Nutritional) is $2.9 billion, with flat growth:
- U.S. Market $771 million
  - OTC sleep category: Zzzquil, Advil PM, Tylenol PM ($549 million, +7%)
  - Zzzquil is the most recent OTC sleep launch in the U.S.and achieved sales of ~$120 million in second full year
  - Nutritional options (U.S.) melatonin and valerian ($222 million, +24%)

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PPD Fulfillment Program

PERNIX THERAPEUTICS

PPD Fulfillment Program

PERNIX PRESCRIPTIONS DIRECT™

Patients Receive the Medications Their Healthcare Providers Intended

- Fulfillment program rolled out nationally for Treximet and Silenor in August 2015
- Created to reduce attrition between time prescription is written and dispensed
  - Fulfillment directly to patient's home
  - Co-pay support for commercially insured patients
  - Reduced "leakage" from pharmacy substitution
  - Option for automated refills to enhance patient adherence
- Support for prescriber offices, removing administrative burden / barrier to writing Rx's
- Reduces negative feedback loop to prescribers
- 18,000+ patient enrollments to date and growing
  - ~15% of Treximet prescriptions and 11% of Silenor prescriptions
- Attractive platform for future product launches / business development

Note: Pernix has a non-exclusive, independent relationship with its fulfillment centers – Pernix has no financial interest in any of its partners.
(1) Adapted from Wolters Kluwer data 2010.



Other Branded & Generic Products

Other Branded Products

- 7 other branded products
- Other branded products include:
  - Other: Arbinoxa, Eliphos, Icar and Nodolor
  - Cough / Cold: Cedax and Zutripro
  - CNS: Khedezla (desvenlafaxine)
- Cough / Cold products discontinued in 2016

Arbinoxa™
Oral Solution
(Carbinoxamine Maleate)

ELIPHOS™
(CALCIUM ACETATE)
667 mg TABLETS
START IN THE RIGHT DIRECTION

Generic Products

- Pernix markets generic products primarily through two of its wholly-owned subsidiaries, Cypress Pharmaceuticals, Inc. ("Cypress") and Macoven Pharmaceuticals, LLC ("Macoven")
- Cypress, founded in 1993, was acquired by Pernix in 2012; Macoven was acquired by Pernix in 2010
- 30 products sold to a diverse customer base that includes all of the major wholesalers and retail pharmacies in the U.S.
- Significant portion of net sales from DESI products
- All products are manufactured & packaged by third-party CMOs
- Key product categories include Pain, Vitamins & Minerals, Dental and Urology
- Attractive platform for acquiring non-promoted products and launching authorized generic products



5YP Summary

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Summary Income Statement

($ in millions)	2014A	2015A	2016E[1]	2017E[1]	2018E[1]	2019E[1]	2020E[1]
Treximet	$54.8	$101.7	$80.9	$88.0	$28.5	$24.0	$25.2
Zohydro ER	0.0	16.5	25.3	33.3	49.4	75.3	117.2
Silenor	15.4	21.1	18.5	25.4	29.2	33.5	11.9
All Other	51.6	36.5	29.4	20.3	18.7	17.9	17.1
Total Net Sales	**121.7**	**175.9**	**154.0**	**167.0**	**125.7**	**150.6**	**171.3**
Cost of Goods	45.2	51.4	45.6	45.2	32.7	34.4	40.2
Gross Profit	**76.6**	**124.5**	**108.4**	**121.8**	**92.9**	**116.2**	**131.1**
Gross Margin	*62.9%*	*70.8%*	*70.4%*	*72.9%*	*73.9%*	*77.2%*	*76.5%*
Selling Expense	23.3	39.8	42.0	35.4	28.7	30.8	38.0
Marketing Expense	7.1	22.5	14.4	14.0	10.0	10.0	7.0
General & Admin Expense	32.1	36.3	40.0	32.2	31.8	30.8	30.8
Research & Development Expense	4.4	8.2	6.7	6.7	4.5	4.0	4.0
Depreciation	0.3	0.4	0.8	0.4	0.9	1.1	1.1
Amortization	32.7	94.3	85.4	80.7	15.6	6.3	6.2
Other	6.9	24.2	-2.3	0.0	0.0	0.0	2.4
Total Operating Expenses	**106.8**	**225.7**	**186.9**	**169.3**	**91.6**	**82.9**	**89.6**
Operating Income	**(30.2)**	**(101.2)**	**(78.5)**	**(47.6)**	**1.4**	**33.3**	**41.5**
EBITDA	2.8	-6.5	7.7	33.5	17.9	40.7	48.9
Adj EBITDA	**$23.8**	**$31.3**	**$11.8**	**$36.0**	**$23.9**	**$46.7**	**$57.3**

Notes: (1) Estimated results based on company assumptions. Please refer to the risks listed on p. 33 and in the company's SEC filings for an understanding of why actual results may differ.

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Pro Forma 2016E Adj. EBITDA



2016E Pro Forma Adj. EBITDA Bridge ($ in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$11.8
$5.9
$7.2
$1.0
$2.9
$28.8
2016 Adj. EBITDA
De-Stocking Adjustments
Sales Headcount Reduction
Other Headcount Reduction
Non-Recurring Operating Expenses
Pro Forma 2016 Adj EBITDA

Recent ER Opioid Launches

Recent ER Opioid Launches vs. Zohydro ER Forecast[1]



120,000
100,000
80,000
60,000
40,000
20,000
0
Monthly TRx
Zohydro ER Actual
Zohydro ER Forecast
Zohydro ER
Months from Launch
Opana ER
Embeda
Exalgo
Nucynta ER
Hysingla ER
Belbuca
Xtampza

DRAFT

Notes: (1) Estimated results based on company assumptions. Please refer to the risks listed on p. 33 and in the company's SEC filings for an understanding of why actual results may differ.

CONFIDENTIAL

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Risks & Opportunities to 5YP Sales

Product(s)	Risks[1]	Opportunities[1]
Treximet	• Continued gross to net pressures (managed care, coupons, DSAs) • TRx to retail demand conversion factors • Impact of sales force reorg (fewer reps) • December – January effect / December exit rate • Payor exclusions • Relpax LOE • Brand share post-LOE	• Treximet pediatric • Impact of sales force reorganization (higher frequency) • Pricing • Number of generic entrants • Market growth post-LOE • AG market share with PPD • AG net pricing
Zohydro ER	• Competitive entrants • Regulatory / political pressures on opioids • Managed care / pharmacy challenges • ADT label timing and differentiation • Generic litigation	• Accelerating TRx growth • Intellectual property transactions • Impact of sales force reorganization (higher frequency) • Pricing • Guidelines suggesting use of lower MMEs fits Zohydro ER dosing
silenor doxepin tablets	• Slowing demand growth • Impact of sales force reorganization (fewer reps) • Managed care / payor mix	• Silenor OTC • Impact of Arousability study
Other Products	• DESI product risks • Pricing pressure • Increased competition	

Notes: (1) Please refer to the risks described in the company's SEC filings for an understanding of why actual results may differ.

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Q1 - Q3 2016 Results



Net Sales
Adj EBITDA
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
(USD in millions)
$32.5
-$4.5
$36.7
-$1.4
$41.5
$8.4
Q1 2016A
Q2 2016A
Q3 2016 Prelim(1)

(USD in millions)	2016 Q1 Actual	2016 Q2 Actual	2016 Q3[(1)] Prelim	2016 Sept[(1)] YTD Prelim
Treximet	16.3	17.9	24.0	58.1
Zohydro ER	5.5	5.9	6.1	17.4
Silenor	3.7	4.2	4.7	12.6
Other	7.1	8.8	6.7	22.5
Total Net Revenue	**32.5**	**36.7**	**41.5**	**110.7**
Adjusted EBITDA	**(4.5)**	**(1.4)**	**8.4**	**2.5**

Notes: (1) Q3 Results presented are preliminary and subject to change. Actual results may differ in the company's Q3 financial statements that will be filed with the SEC.

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Appendix

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THERAPEUTICS

Corporate Structure



Pernix Therapeutics Holdings, Inc. (Maryland)
Pernix Ireland Limited (Ireland)
Pernix Manufacturing, LLC(1) (Texas)
Pernix Sleep, Inc. (Delaware)
Pernix Acquisition Corp I(1) (Delaware)
Pernix Therapeutics, LLC (Louisiana)
Pernix Ireland Pain Limited (Ireland)
Cypress Pharmaceuticals, Inc. (Mississippi)
Macoven Pharmaceuticals, L.L.C. (Louisiana)
Respicopea, Inc.(1) (Delaware)
Gaine, Inc.(1) (Delaware)
Hawthorn Pharmaceuticals, Inc. (Mississippi)
Assets/Loan Pledged to Treximet Notes
Borrowers Under Wells Facility
Guarantors of Treximet Notes

Notes: (1) These entities are inactive, do not have any assets and the company plans to dissolve them.

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